EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of Achillion Pharmaceuticals, Inc. (the “Company”) for the period ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Mary Kay Fenton, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350 as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 8, 2012

/s/ MARY KAY FENTON
Mary Kay Fenton
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Achillion Pharmaceuticals, Inc. and will be retained by Achillion Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.